T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

Supplement to Prospectuses and Summary Prospectuses dated January 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective April 1, 2025, T. Rowe Price International Ltd (Price International) and T. Rowe Price Hong Kong Limited (Price Hong Kong) will be added as investment subadvisers to the fund.

Effective July 1, 2025, T. Rowe Price Singapore Private Ltd. (Price Singapore) will be removed as an investment subadviser to the fund.

Effective April 1, 2025, Oluwaseun Oyegunle will join Eric C. Moffett as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Wenli Zheng will join the fund as a portfolio manager with responsibility for selecting the fund’s investments in Greater China. Mr. Moffett will be retiring and will step down from his role on the fund and, effective July 1, 2025, Mr. Oyegunle will become the fund’s lead portfolio manager and sole chair of the fund’s Investment Advisory Committee and Mr. Zheng will remain as a portfolio manager focused on selecting the fund’s investments in Greater China. Mr. Oyegunle joined T. Rowe Price in 2013 and Mr. Zheng joined T. Rowe Price in 2008.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

Effective April 1, 2025, T. Rowe Price will enter into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered as an investment adviser with the SEC, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is Warwick Court, 5 Paternoster Square, London, EC4M 7DX, United Kingdom.

Effective April 1, 2025, T. Rowe Price will enter into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road Central, Hong Kong.

Effective July 1, 2025, T. Rowe Price will terminate the subadvisory agreement with Price Singapore on behalf of the fund.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2025, Oluwaseun Oyegunle will join Eric C. Moffett as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee, and Wenli Zheng will join the fund as a portfolio manager with responsibility for selecting the fund’s investments in Greater China. Mr. Moffett will be retiring from the Firm on June 30, 2025, and will step down from his role on the fund. Effective July 1, 2025, Mr. Oyegunle will become the fund’s lead portfolio manager and sole chair of the fund’s Investment Advisory Committee and Mr. Zheng will remain as a portfolio manager focused on selecting the fund’s investments in Greater China. Mr. Oyegunle joined the Firm in 2013, and his investment experience dates from 2008. During the past five years, he has served as an investment analyst covering emerging markets and a portfolio manager (beginning in 2020). Mr. Zheng joined the Firm in 2008, and his investment experience dates from that time. He has served as a portfolio manager with the Firm throughout the past five years.

The date of this supplement is March 13, 2025.

G62-041 3/13/25